EXECUTION VERSION

EXHIBIT 10.2

SECOND AMENDMENT TO THE
SECOND AMENDED AND RESTATED
PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of April 14, 2023 is entered into by and among the following parties:

(i)
ASHLAND INC., a Delaware corporation (successor by merger to Ashland LLC, a Kentucky limited liability company, and f/k/a Ashland Global Holdings Inc.) (“Ashland Inc.”), as an Exiting Originator (the “Exiting Originator”) and as Servicer (the “Servicer”);
(ii)
ASHLAND SPECIALTY INGREDIENTS G.P., a Delaware general partnership, as a Remaining Originator (the “Remaining Originator”); and
(iii)
CVG CAPITAL III LLC, a Delaware limited liability company (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Purchase and Sale Agreement described below.

BACKGROUND

A. The parties hereto have entered into that certain Second Amended and Restated Purchase and Sale Agreement, dated as of March 17, 2021 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”).

B. The Exiting Originator desires to no longer be party to the Purchase and Sale Agreement as an Originator thereunder effective as of the date hereof.

C. Concurrently herewith, the Servicer, the Buyer, as seller, the Purchasers, the LC Banks, the LC Participants, the Group Agents and the Administrative Agent are entering into that certain Third Amendment to the Receivables Purchase Agreement, dated as of the date hereof (the “RPA Amendment”).

C. The parties hereto desire to amend the Purchase and Sale Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.
Amendments to the Purchase and Sale Agreement. The Purchase and Sale Agreement is hereby amended by replacing the existing Schedules I, II and III to the Purchase and Sale Agreement with the Schedules I, II and III attached to this Amendment.
SECTION 2.
Release of Exiting Originator. The parties hereto hereby agree that upon the effectiveness of this Amendment, the Exiting Originator shall no longer (a) be a party to the

Purchase and Sale Agreement or any other Transaction Document as an Originator and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Purchase and Sale Agreement or such other Transaction Document) as an Originator and (b) sell any Receivables or Related Rights to the Buyer pursuant to the Purchase and Sale Agreement or otherwise.
SECTION 3.
Delegation and Assumption of Exiting Originator’s Obligations. Effective immediately prior to the removal of the Exiting Originator as a party to the Purchase and Sale Agreement pursuant to Section 2 above, the Exiting Originator hereby delegates to the Remaining Originator, and the Remaining Originator hereby assumes all of the Exiting Originator’s duties, obligations and liabilities, if any, under the Purchase and Sale Agreement and each of the other Transaction Documents.
SECTION 4.
Consent to Assignment Agreement. The parties hereto consent to the Buyer and the Exiting Originator entering into the Assignment Agreement, dated as of the date hereof.
SECTION 5.
Representations and Warranties of the Buyer, the Servicer and the Remaining Originator. Each of the Buyer, the Servicer and the Remaining Originator hereby represents and warrants, as to itself, to the other parties hereto, the Administrative Agent and each Purchaser Party, as follows:
(a)
Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)
Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)
No Termination Event. No event has occurred and is continuing, or would result from the Reorganization or the other transactions contemplated hereby, that constitutes an Event of Termination, Servicer Default or Unmatured Event of Termination.
SECTION 4.
Effect of Amendment. All provisions of the Purchase and Sale Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “this Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either

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expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein.
SECTION 5.
Effectiveness. This Amendment shall become effective as of the date hereof upon (a) the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto, and (b) the effectiveness of the RPA Amendment in accordance with its terms.
SECTION 6.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 7.
GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 8.
Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

ASHLAND INC.,
as the Exiting Originator and as Servicer

By:
Name:
Title:

ASHLAND SPECIALTY INGREDIENTS G.P.,
as the Remaining Originator

By:
Name:
Title:

CVG CAPITAL III LLC,
as Buyer

By:
Name:
Title:

S-1 2nd PSA Amendment

(Ashland / CVG Capital III LLC)